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                                   PARTICIPATION AGREEMENT Among

                           AMERICAN CENTURION LIFE ASSURANCE COMPANY And

                             G.T. GLOBAL VARIABLE INVESTMENT TRUST And

                            G.T. GLOBAL VARIABLE INVESTMENT SERIES And

                               G.T. GLOBAL FINANCIAL SERVICES, INC.


        AGREEMENT dated as of April 30, 1997 by and among American Centurion Life Assurance Company, a New York corporation ("Company"), on its own behalf and on behalf of each separate account of the Company set forth on Schedule A hereto as may be amended from time to time (such accounts referred to as "Accounts"); G.T. GLOBAL VARIABLE INVESTMENT TRUST and G.T. GLOBAL VARIABLE INVESTMENT SERIES, each a business trust organized under the laws of the Commonwealth of Massachusetts ("Investment Companies"); and G.T. GLOBAL FINANCIAL SERVICES, INC., a California corporation ("G.T. Global").

        WHEREAS, the Accounts are separate accounts established and maintained by Company pursuant to the laws of the State of New York for variable annuity contracts to be issued by Company and herein defined (the "Contracts"), under which income, gains and losses, whether or not realized, from assets allocated to such Accounts are, in accordance with the Contracts, credited to or charged against the Accounts without regard to other income, gains, or losses of Company or any other separate accounts established by Company; and

        WHEREAS, Company proposes to register interests in the Contracts by registering the Accounts under the Investment Company Act of 1940, as amended, and interests in the Accounts under the Securities Act of 1933, as amended; and to that end has filed registration statements with the Securities and Exchange Commission; and

        WHEREAS, each Investment Company engages in business as an open-end, multiple series, management investment company, and has established a number of distinct mutual funds, each to be represented by a separate series of shares of beneficial interest of such Investment Companies (each such mutual fund is referred to as a "Fund," and all such funds in the aggregate are referred to as the "Funds"); and

        WHEREAS, the parties desire that the Funds act as the investment vehicles for the Accounts for variable annuity contracts to be offered by insurance companies which have entered into participation agreements with the Investment Companies and G.T.
Global ("Participating Insurance Companies"); and

        WHEREAS, G.T. Global is registered as a broker-dealer with the SEC under the Securities Exchange Act of 1934, as amended, and is a member in good standing of the National Association of Securities
Dealers, Inc.; and



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        WHEREAS,  to the  extent  permitted  by  applicable  insurance  laws and regulations, Company intends to purchase shares of certain of the Funds on behalf of the Accounts to fund the Contracts, and G.T. Global is authorized to sell such shares to unit investment trusts such as the Accounts at net asset value.

        NOW, THEREFORE, in consideration of their mutual promises, Company, the Investment Companies and G.T. Global agree as follows:

1.      Additional Definitions

        (a) Contracts -- The variable annuity contracts which Company proposes to issue and the purchase payments for which will be deposited in the Accounts and Company's general account, including any riders and/or endorsements to such contracts and any other contracts offered in connection therewith.

        (b)    1933 Act -- The Securities Act of 1933, as amended.
               --------

        (c) 1934 Act -- The Securities Exchange Act of 1934, as amended.

        (d) 1940 Act -- The Investment Company Act of 1940, as amended.

        (e)    SEC -- The Securities and Exchange Commission.

        (f)    NASD -- The National Association of Securities Dealers,
               Inc.

        (g) Regulations -- The rules and regulations promulgated by the SEC under the 1933 Act, the 1934 Act and the 1940 Act as in effect at the time this Agreement is executed or hereinafter promulgated.

2.      Sale of Fund Shares

        (a) G.T. Global agrees to sell to Company those shares of the Funds which Company orders on behalf of the Accounts, executing such orders on a daily basis in accordance with Section 2(d) of this Agreement.

        (b) The Investment Companies agree to make the shares of the Funds available for purchase at the then applicable net asset value per share by Company on behalf of the Accounts on Business Days as defined in Section 2(i) of this Agreement, and the Investment Companies shall calculate such net asset value on each such Business Day. Notwithstanding any other provision in this Agreement to the contrary, the Boards of Trustees of the Investment Companies (the "Boards") may suspend or terminate the offering of shares of the Funds, if such action is required by law or by regulatory authority having jurisdiction or if, in the sole discretion of the Boards acting in good faith and in light of their fiduciary duties under federal and any applicable state


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PAGE 3
               laws, suspension or termination is necessary and in the best interests of the shareholders of the Funds. At such time as the Boards may so determine to terminate the offering of shares of the Funds, the Investment Companies will promptly notify Company, in writing, of such decision; however, the Investment Companies and G.T. Global agree to continue to make shares of the Funds available for purchase by the Accounts for a reasonable period of time, in view of the circumstances surrounding the determination to terminate the offering of shares of such Funds, but neither shall be required to make shares of such Funds available for more than twelve months and in no event for longer than the period of time provided by any applicable federal or state laws or regulatory authority in accordance with which the Boards determine to terminate such Funds.

        (c) The Investment Companies agree to redeem, at Company's request, any full or fractional shares of the Funds held by each Account or Company, executing such requests at the net asset value on a daily basis in accordance with
               Section 2(d) of this Agreement. Notwithstanding the foregoing, the Investment Companies may delay redemption of shares of the Funds to the extent permitted by the 1940 Act.

        (d) For purposes of Sections 2(a), 2(b) and 2(c), Company shall be the agent of the Investment Companies for the limited purpose of receiving redemption and purchase requests each Business Day for shares of the Funds from each Account (but not from the general account of Company), and receipt by Company as such limited agent of the Investment Companies shall constitute receipt by the Investment Companies, with the effect that each such redemption and purchase request for any Fund on any given Business Day shall be effected at the applicable net asset value for such Fund on such Business Day if for each such purchase request and redemption the conditions specified in clauses (i) and (ii) below, as applicable, are satisfied:

               (i) that, in the case of a redemption or purchase request for the Funds, (a) Company has made all reasonable efforts to transmit to the Investment Companies notice of such redemption or purchase request by 12:00 noon New York City Time on such next following Business Day; and that (b) the Investment Companies receive notice of such redemption or purchase request by 4:00 p.m. New York City Time on such next following Business Day; and

               (ii) that for any purchase of shares of the Funds, (a) Company has made all reasonable efforts to transmit to the Investment Companies payment in Federal Funds by 1:30 p.m. New York City time on the same Business Day as notice of the order is



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PAGE 4
                      received by the Investment  Companies  pursuant to clauses
                      (i) above; and that (b) the Investment Companies have received payment in Federal Funds by 12:00 midnight New York City time on the same Business Day as notice of the order is received by the Investment Companies pursuant to clause (i) above as applicable.

        (e) A redemption or purchase request for any Fund that does not satisfy the conditions specified above, to the extent applicable, will be effected at the net asset value computed for such Fund on the Business Day immediately preceding the next following
               Business Day upon which conditions specified above have been satisfied.

        (f) In the event that payment in Federal Funds for any purchase is received by the Investment Companies subsequent to 1:30 p.m. New York City time of the Business Day upon which the applicable purchase request was received by the Investment Companies pursuant to clause (ii) of subparagraph (d) above, and the Company is without fault as to such late receipt by the Investment Companies, Company shall, promptly upon the Investment Companies' request, reimburse the Investment Companies for fifty percent (50%) of any charges, costs, fees, interest or other expenses incurred by the Investment Companies in connection with any advances to, or borrowings or overdrafts by, the Investment Companies (or any similar activities) as a result of portfolio transactions effected by the Investment Companies based upon such purchase request. However, if a reclaim is made against the Federal Reserve System due to the late receipt of the Federal Funds wire, and such reclaim is paid, the Company will reimburse the Investment Companies for the costs, fees or expenses paid in connection with a purchase request contemplated by this subparagraph 2(f). If such late receipt by the Investment Companies is due to an error by the Company, the Company will reimburse the Investment Companies 100% of the costs, fees and expenses paid as contemplated herein.

        (g) Company shall transmit (1) notices of net redemption requests; (2) notices of net purchase requests; and (3) Federal Funds in an amount netting purchases of the Funds. The Investment Companies, G.T. Global, Company or any of their subsidiaries, officers, directors, employees or agents will not be liable for any loss, expense or cost for acting upon notices or instructions believed to be genuine.

        (h) Shares of the Funds requested to be redeemed by the Accounts or Company in accordance with clause (i) or subparagraph (d) above, will be redeemed, and payment therefor will be made in Federal Funds and will be transmitted to Company by wire on the Business Day the



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PAGE 5
               Investment Companies have received notice of the redemption request (to the extent such payment can be transmitted by wire at the time the redemption request is processed by the Investment Companies, it being understood that, if such payment cannot be so transmitted, such payment will be transmitted on the following Business Day) in accordance with clause (i) of subparagraph (d) above (unless redemption proceeds are applied to the purchase of shares of the Funds), except that the Investment Companies reserve the right to delay payment of redemption proceeds, but in no event may such payment be delayed longer than the period permitted under Section 22(e) of the 1940 Act.

        (i) For purposes of this Section 2, "Business Day" shall mean any day for which the Investment Companies calculate net asset value per share as described in the Investment Companies' then currently-effective prospectus and on which Company is open for business.

        (j) Issuance and transfer of shares of the Funds will be by book entry only. Stock certificates will not be issued to Company or the Accounts. Purchase and redemption orders for shares of the Funds will be recorded in an appropriate ledger for each Account or the appropriate subaccount of each Account.

        (k) The Investment Companies shall furnish notice to Company of any income dividends or capital gain distributions payable on the shares of the Funds. Company, on behalf of each subaccount of each Account, hereby elects to receive all such dividends and distributions as are payable on any shares of the Funds in additional shares of that Fund. The Investment Companies shall notify Company of the number of shares so issued as payment of such dividends and distributions.

        (l) The Investment Companies shall inform Company of the net asset value per share and distribution declarations, if applicable, for each Fund before 7:00 p.m. New York City Time each Business Day. The Investment Companies will use their best efforts to provide this information to Company before 7:00 p.m. New York City time. Net asset value per share and distribution declarations, if applicable, for each Fund will be calculated by the Investment Companies in accordance with their currently-effective prospectus. If the Investment Companies are unable to calculate the net asset per share and distribution declarations, if applicable, for any Fund by 7:00 p.m. New York City Time of any Business Day, the Investment Companies and/or G.T. Global shall, promptly upon Company's request, reimburse Company for any charges, costs, fees, interest, or other expenses incurred by Company in connection with charges, corrections, or restatements of checks or confirmations sent to



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PAGE 6
               customers based upon incorrect or untimely net asset value calculations supplied to Company by the Investment Companies or either of them. Neither the Investment Companies nor G.T. Global shall be liable for net asset values provided pursuant to this Agreement which are based on incorrect information supplied by Company.

        (m) Company agrees to purchase and redeem shares of the Funds offered by the then currently-effective prospectus of the Investment Companies in accordance with the provisions of such prospectus.

        (n) Company also agrees that it will not take action to operate the Accounts as management investment companies under the 1940 Act without the Investment Companies' and G.T. Global's prior written consent which will not be unreasonably withheld.

        (o) The Investment Companies and G.T. Global agree that shares of the Funds will be sold only to Participating Insurance Companies and their separate accounts. No shares of the Funds will be sold to the general public.

        (p) The Investment Companies and G.T. Global will not sell Fund shares to any insurance company or separate account unless an agreement containing provisions substantially the same as Section 2, Section 4, Section 5, Section 7, and Paragraph (g) of Section 3 of this Agreement is in effect to govern such sales.

3.      Representations and Warranties

        (a) Company represents and warrants that the Contracts are registered under the 1933 Act or will be so registered before the issuance thereof, and that the Contracts will be issued and sold in compliance in all material respects with all applicable federal and state laws. Company further represents and warrants that it is an insurance company duly organized and in good standing under applicable law and that it has legally and validly authorized each Account as a separate account under
               Section 4240 of the New York Insurance Code and has registered or, prior to the issuance of any Contracts, will register the subaccounts of each Account together as a unit investment trust in accordance with the provisions of the 1940 Act to serve as a segregated asset account for the Contracts, and that it will maintain such registration for so long as it is required and any Contracts are outstanding. Company shall amend the Accounts' registration statements under the 1933 Act and under the 1940 Act from time to time as required in order to effect the continuous offering of the Contracts or as may otherwise be required by applicable law. Company shall register and qualify the Contracts



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PAGE 7
               for sale in accordance with the securities laws of the various states only if and to the extent deemed necessary by Company.

        (b) G.T. Global and the Investment Companies represent and warrant that shares of the Funds sold pursuant to this Agreement shall be registered under the 1933 Act and duly authorized for issuance in accordance with applicable law and that the Investment Companies are and shall remain registered under the 1940 Act for so long as the shares of the Funds are sold. The Investment Companies further represent and warrant that each is an unincorporated business trust duly organized and in good standing under the laws of the Commonwealth of Massachusetts. The Investment Companies shall amend their registration statements under the 1933 Act and the 1940 Act from time to time as required in order to effect for so long as shares of the Funds are sold the continuous offering of shares of the Funds as described in the Investment Companies' then currently-effective prospectus. The Investment Companies shall register and qualify shares of the Funds for sale in accordance with the securities laws of the various states only if and to the extent deemed necessary by the Investment Companies. G.T. Global further represents and warrants that it has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California, and is duly qualified to transact the business of a broker-dealer in California and each other state in the United States.

        (c) The Investment Companies represent that each Fund is currently qualified as a Regulated Investment Company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and will make every effort to maintain such qualifications (under Subchapter M or any successor or similar provision), and that they will notify Company immediately upon having a reasonable basis for believing that one or more Funds has ceased to so qualify or might not so qualify in the future.

        (d) The Investment Companies and G.T. Global warrant that they have not received any notice from the SEC with respect to the registration statements of the Investment Companies pursuant to Section 8(e) of the 1940 Act and no stop order under the 1933 Act has been issued and no proceeding therefor has been instituted or threatened by the SEC. The accountants who certified the financial statements included in the registration statements and prospectus of the Investment Companies are independent public accountants as required by the 1933 Act and the Regulations. The financial statements included in the registration statements of the Investment Companies present fairly the financial condition of the Investment Companies at the date indicated. Such financial statements have



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PAGE 8
               been prepared in conformity with generally accepted accounting principles in the United States applied on a consistent basis. Subsequent to the respective dates as of which information is given in the registration statements or prospectus of the Investment Companies through the date of this Agreement, there has not been any material adverse change in the condition, financial or otherwise, of the Investment Companies which would cause information to be materially misleading. The Investment Companies and the Funds conform to the descriptions thereof in the registration statements and prospectus of the Investment Companies; shares of the Funds, when issued as contemplated in such registration statements and prospectus, will be fully paid and nonassessable.

        (e) The consummation of the transactions contemplated by this Agreement, and the fulfillment of the terms of this Agreement, will not conflict with, result in any breach of any of the terms and provisions of or constitute (with or without notice or lapse of time) a default under the charter or by-laws of the Investment Companies or G.T. Global, or any indenture, agreement, mortgage, deed of trust or other instrument to which the Investment Companies or G.T. Global is party or by which they are bound; or violate any law, or, to the best of the Investment Companies' and G.T. Global's knowledge, any order, rule or regulation applicable to the Investment Companies or G.T. Global of any court or any federal or state regulatory body, administrative agency or any other governmental instrumentality having jurisdiction over the Investment Companies or G.T. Global or any of their properties.

        (f) Company represents that the Contracts are currently and at the time of issuance will be treated as annuity contracts under applicable provisions of the Code, and agrees that it will make every effort to maintain such treatment and that it will notify the Investment Companies and G.T. Global immediately upon having a reasonable basis for believing that the Contracts have ceased to be so treated or that they might not be so treated in the future.

        (g) The Investment Companies currently do not intend to make any payments to finance distribution expenses pursuant to Rule 12b-1 under the 1940 Act or in contravention of such rule, although they may make payments pursuant to Rule 12b-1 in the future. To the extent that they decide to finance distribution expenses pursuant to Rule 12b-1, the Investment Companies will do so only after obtaining Company's prior written consent, and will undertake to comply fully with Rule 12b-1.




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PAGE 9
        (h) The Investment Companies make no representations as to whether any aspect of their operations (including, but not limited to, fees and expenses and investment policies) complies with the insurance laws or regulations of the various states except that the Investment Companies represent that the Investment Companies' investment policies, fees and expenses are and shall at all times remain in material compliance with the laws of the Commonwealth of Massachusetts and the Investment Companies represent that their operations are and shall at all times remain in material compliance with the laws of the Commonwealth of Massachusetts to the extent required to perform this Agreement. To the extent feasible and consistent with market conditions, the Investment Companies will adjust their investments to comply with requirements of Company's domiciliary state upon written notice from Company of such requirements and proposed adjustment, it being agreed and understood that in any such case the Investment Companies shall be allowed a reasonable period of time under the circumstances after receipt of such notice to make any such adjustment.

        (i) The Investment Companies and G.T. Global represent and warrant that the operations of each Fund, including but not limited to the declaration and payment of dividends, will be conducted in a manner consistent with the operations and practices of other SEC-registered mutual funds that have comparable objectives and policies to the Fund that are sold or managed by G.T. Global or its affiliates.

4.      Shareholder Reports, Proxy Solicitation and Voting

        (a) The Investment Companies shall provide to the Accounts which are the Investment Companies' shareholders, by means of delivery to Company, copies of their proxy material, the Funds' shareholder reports and other shareholder communications.

        (b)    Subject to applicable law, Company shall:

               (i)    solicit voting instructions from Contract Owners;
               (ii)   vote shares of the Funds attributable to Contract
                      Owners in accordance with instructions or proxies
                      received from such Contract Owners;
               (iii)          vote shares of the Funds  attributable to Contract
                              Owners  for  which  no   instructions   have  been
                              received  in the same  manner  and  proportion  as
                              shares of the Funds  for which  instructions  have
                              been received are voted; and
               (iv) vote any shares of the Funds held by Company on its own behalf or on behalf of each Account that are not attributable to Contract Owners in the same manner and proportion as shares of the Funds for which instructions have been received are voted.



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PAGE 10
               (v) Upon the prior written consent of G.T. Global and the Investment Companies, Company may vote shares of the Funds in accordance with its own discretion to the extent and under the circumstances allowed by law.

               Participating Insurance Companies shall be responsible for assuring that each of their separate accounts participating in the Funds exercise and calculate voting privileges in a manner consistent with the provisions set forth above and the standards set forth in Paragraph 8 herein. Such standards will also be provided to the other Participating Insurance Companies.

        (c) The Investment Companies will comply with all provisions of the 1940 Act requiring voting by shareholders, and in particular the Investment Companies will either provide for meetings or comply with Section 16(c) of the 1940 Act (although the Investment Companies are not one of the trusts described in that provision) as well as with Sections 16(a) and, if and when applicable, 16(b). Further, the Investment Companies will act in accordance with the SEC's interpretation of the requirements of
               Section 16(a) with respect to periodic elections of Trustees of the Boards and with whatever rules the SEC may promulgate with respect thereto.

        (d) Company agrees that it shall not, without the prior written consent of G.T. Global, solicit, induce or encourage Contract owners to (1) change or supplement the Investment Companies' investment manager and administrator or (2) change, modify, substitute, add or delete the Investment Companies or other investment media, unless otherwise required under applicable law.

5.      Prospectuses, Sales Material and Other Materials

        (a) Except with the prior written permission of G.T. Global, Company shall not give any information or make any representations or statements on behalf of the Investment Companies or concerning the Investment Companies in connection with the sale of the Contracts other than the information or representations contained in the Investment Companies' registration statements or prospectuses for the shares of the Funds, as such registration statements or prospectuses may be amended from time to time, or in reports or proxy statements for the Investment Companies, or in promotional, sales literature or advertising materials approved by G.T. Global.

        (b) The Investment Companies and G.T. Global shall not give any information or make any representations on behalf of Company or concerning Company, the Accounts or the Contracts other than the information or representations

PAGE 11
               contained in the Accounts' registration statements or prospectus, as such registration statements and prospectus may be amended or supplemented from time to time, or in published reports of the Accounts which are in the public domain or approved in writing by Company for distribution to Contract owners, or in promotional, sales or advertising materials approved by Company, except with the written permission of Company.

        (c) The Investment Companies will provide to Company at least one complete copy of registration statements, prospectuses, statements of additional information, annual and semi-annual reports and other reports, proxy statements, promotional, sales or advertising materials, applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, that relate to the Investment Companies or shares of the Funds, promptly after the filing of such document with the SEC or other regulatory authorities.

        (d) Company will provide to the Investment Companies at least one complete copy of all Account registration statements, prospectuses, statements of additional information, reports, solicitations for voting instructions, promotional, sales or advertising materials, applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, that relate to the Contracts or the Accounts, promptly after the filing of such document with the SEC or other regulatory authorities.

        (e) Each party will make reasonable efforts under the circumstances to provide to the other party copies of draft versions of any registration statements, prospectuses, statements of additional information, reports, proxy statements, solicitations for voting instructions, promotional, sales or advertising materials, applications for exemptions, requests for no-action letters, and all amendments or supplements to any of the above, to the extent that the other party reasonably needs such information for purposes of preparing a report or other filing to be filed with or submitted to a regulatory agency. If a party requests any such information before it has been filed, the other party will provide the requested information if then available and in the version then available at the time of such request.

        (f) For purposes of this Section 5, the phrase "promotional, sales or advertising materials" includes, but is not limited to, advertisements (such as material published, or designed for use, in a newspaper, magazine or other periodical, radio, television, telephone or tape recording, videotape display, signs or billboards, motion pictures or other public media), sales literature (i.e., any written communication made



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PAGE 12
               generally available to customers or the public, including brochures, circulars, research reports, market letters, form letters, seminar texts, or reprints or excerpts of any other advertisement, sales literature, or published article), educational or training materials or other communications distributed or made generally available to some or all agents or employees, registration statements, prospectuses, statements of additional information, shareholder reports and proxy materials, and any other material constituting sales literature or advertising under NASD rules, the 1940 Act or the 1933 Act.

        (g)    Licensed Marks

               (1) G.T. Capital owns all right, title and interest in and to the trademarks and servicemarks used to identify the underlying investment medium for the Annuity; and the name "GT" in whatever manner used in connection with the performance of this Agreement (the "Licensed Marks"); and has licensed to G.T. Global the right to the use and sublicense of the licensed marks.

               (2) G.T. Global hereby grants to the Company, a non-exclusive license to use the Licensed Marks in connection with its performance of the services as set forth under this Agreement.

                      (i)     Term.  The grant of license as specified herein
                              ----
                              shall terminate on the earlier of the following events: (A) a change of name of the Fund to a name that does not include the term "GT", in accordance with the provisions of the Funds' Investment Management Agreement; (B) whenever the Annuity shall cease to be invested in the Funds; or (C) solely at the option of G.T. Global upon a termination of this Agreement pursuant to Section 5 of this Agreement. Subject to the preceding sentence, the grant of license as specified herein shall survive the termination of the Agreement. Upon termination of the grant of license, the Company shall immediately cease to issue new annuity contracts or service existing Annuity contracts under any of the Licensed Marks and shall likewise cease any activity which suggests that it has any right under any of the Licensed Marks or that it has any association with G.T. Global in connection with any such contracts or policies.

                      (ii) Pre-Release Approval of Trademark-Bearing Materials. The Company shall obtain the prior written approval of G.T. Global for

PAGE 13
                              the public release of any materials bearing the Licensed Marks. Such material shall include, but not be limited to, samples of each proposed standard Annuity form and application, form correspondence with Annuity owners, standard reports to Annuity owners and any other standard operating materials that bear any of the Licensed Marks. During the term of this grant of license, G.T. Global may request that the Company submit samples of any materials bearing any of the Licensed Marks which were previously approved by G.T. Global but, due to changed circumstances, G.T. Global may wish to reconsider, or which were not previously approved in the manner set forth above. If, on reconsideration or on initial review, respectively, any such samples fail to meet with the written approval of G.T. Global, then the Company shall cease distributing such disapproved materials within a reasonable time as agreed by the parties. The Company shall obtain the prior written approval of G.T. Global for the use of any new materials developed to replace the disapproved materials, in the manner set forth above.

                      (iii)          Acknowledgment of Ownership.  The Company:
                                     ---------------------------
                                     (1) acknowledges and stipulates that the Licensed Marks are valid and enforceable trademarks and servicemarks owned exclusively by G.T. Capital and that, pursuant to such ownership, G.T. Capital has the exclusive right to use, and license others to use, the Licensed Marks as indications of source, origin, sponsorship, affiliation or endorsement;
                                     (2) agrees never to contend otherwise in legal proceedings or in other circumstances; and (3) acknowledges and agrees that the use of the Licensed Marks pursuant to this grant of license shall inure to the benefit of G.T. Capital and its affiliates and shall not create any right of ownership in the Licensed Marks for the Company.

6.      Fees and Expenses

        (a) The Investment Companies and G.T. Global shall pay no fee or other compensation to Company under this Agreement, except that if the Investment Companies or any Fund adopts and implements a plan pursuant to Rule 12b-1 under the 1940 Act to finance distribution expenses, then G.T. Global may make payments to Company

PAGE 14
               in amounts agreed to by Company and G.T. Global in writing. Currently, no such plan or payments are contemplated.

        (b) All expenses incident to the normal operations of the Investment Companies and the performance by the Investment Companies of their obligations under this Agreement shall be paid by the Investment Companies to the extent permitted by law. Each year the Company will be responsible for the cost of distributing to prospective Contract owners prospectuses and statements of additional information of the Accounts and the Investment Companies for the Contracts. Further, the Company will be responsible for the cost of mailing proxy statements to Contract owners. In addition, Company shall be responsible for the costs of printing and mailing of periodic reports and prospectus updates required by law for the Investment Companies to existing Contract owners. Further, each year the Company shall be responsible for the costs associated with its tabulation of the proxies for one meeting of shareholders of the Investment Companies; the Investment Companies shall be responsible for its costs related to a meeting of its shareholders. Company shall not bear any of the expenses for the: cost of registration and qualification of shares of the Funds under federal and any state securities law; design, preparation and filing of the Investment Companies' registration statements, proxy materials and reports; the cost of setting in type the Investment Companies' proxy materials (except those proxy materials which are required by insurance law or requested by the Company to effect changes to an Investment Company's objectives, policies or restrictions) and reports to shareholders (including the costs of printing a prospectus that constitutes an annual report), the preparation of all statements and notices required by any federal or state securities law; all taxes on the issuance or transfer of shares of the Funds; and any expenses permitted to be paid or assumed by the Investment Companies pursuant to a plan, if any, under Rule 12b-1 under the 1940 Act.

7.      Diversification

        The Investment Companies and G.T. Global shall use reasonable efforts to comply with Section 817(h) of the Code and all regulations issued thereunder concerning the diversification of each Fund's assets. Promptly following the conclusion of each calendar quarter, the Investment Companies shall certify in writing to Company that the Investment Companies have complied with such requirements for the preceding quarter.

PAGE 15
8.      Potential Conflicts

        (a) The Board will monitor each Fund for the existence of any material irreconcilable conflict between the interests of the contract owners of all separate accounts investing in such Fund. An irreconcilable material conflict may arise for a variety of reasons, including: (a) an action by any state insurance regulatory authority; (b) a change in applicable federal or state insurance, tax or securities laws or regulations, or a public ruling, private letter ruling, no-action or interpretive letter, or any similar action by insurance, tax, or securities regulatory authorities;
               (c) an administrative or judicial decision in any relevant proceeding; (d) the manner in which the investments of any Fund are being managed; (e) a difference in voting instructions given by variable annuity contract owners of the Participating Insurance Companies; or (f) a decision by a Participating Insurance Company to disregard the voting instructions of its Contract Owners. The Board shall promptly inform the Participating Insurance Companies if it determines that an irreconcilable material conflict exists and the implications thereof.

        (b) The Company will report any potential or existing conflicts of which it is aware to the Board. The Company will assist the Board in carrying out its responsibilities in the same manner which would be applicable if a Shared Funding Exemptive Order was granted to the Company, by providing the Board with all information reasonably necessary for the Board to consider any issues raised. This includes, but is not limited to, an obligation by the Company to inform the Board whenever Contract Owner voting instructions are disregarded.

        (c) If it is determined by a majority of the Board, or a majority of its disinterested trustees that a material irreconcilable conflict exists, the Company and other Participating Insurance Companies shall, at their expense and to the extent reasonably practicable (as determined by a majority of the disinterested trustees), take whatever steps are necessary to remedy or eliminate the irreconcilable material conflict, up to and including: (1), withdrawing the assets allocable to some or all of the subaccounts of the Account from the Funds and reinvesting such assets in a different investment medium, including (but not limited to) another Fund, or submitting the question whether such segregation should be implemented to a vote of all affected Contract Owners and, as appropriate, segregating the assets of any appropriate group (i.e., annuity contract owners of one
                                  ---
               or more Participating Insurance Companies) that votes in favor of such segregation, or offering to the affected Contract

PAGE 16
               Owners the option of making such a change; and (2),  establishing
               a  new  registered   management  investment  company  or  managed
               separate account.

        (d) If a material irreconcilable conflict arises because of a decision by the Company to disregard Contract Owner voting instructions and that decision represents a minority position or would preclude a majority vote, the Company may be required, at the Investment
               Companies' election, to withdraw the affected subaccount of the Account's investment in the affected Fund(s) and terminate this Agreement with respect to such subaccount of the Account; provided, however that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. No charge or penalty will be imposed as a result of such withdrawal. Any such withdrawal and termination must take place within six (6) months after the affected Fund(s) gives written notice that this provision is being implemented, and until the end of that six month period G.T. Global and such Fund(s) shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of that Fund.

        (e) If a material irreconcilable conflict arises because a particular state insurance regulator's decision applicable to the Company conflicts with the majority of other state regulators, then the Company will withdraw the affected subaccount of the Account's investment in the affected Funds and terminate this Agreement with respect to such subaccount of the Account within six months after the Board informs the Company in writing that it has determined that such decision has created an irreconcilable material conflict; provided, however, that such withdrawal and termination shall be limited to the extent required by the foregoing material irreconcilable conflict as determined by a majority of the disinterested members of the Board. Until the end of the foregoing six month period, G.T. Global and such Fund(s) shall continue to accept and implement orders by the Company for the purchase (and redemption) of shares of that Fund.

        (f) For purposes of Section 8(c) through 8(f) of this Agreement, a majority of the disinterested members of the Board shall determine whether any proposed action adequately remedies any irreconcilable material conflict, but in no event will the Investment Companies be required to establish a new funding medium for the Contracts. The Company shall not be required by Section 8(c) to establish a new funding medium for the contracts if an offer to do so has been declined by vote of a majority of Contract Owners materially

PAGE 17
               adversely affected by the irreconcilable material conflict. In the event that the Board determines that any proposed action does not adequately remedy any irreconcilable material conflict, then the Company will withdraw the subaccount of the Account's investment in the affected Fund(s) and terminate this Agreement within six (6) months after the Board informs the Company in writing of the foregoing determination, provided, however, that such withdrawal and termination shall be limited to the extent required by any such material irreconcilable conflict as determined by a majority of the disinterested members of the Board. No charge or penalty will be imposed as a result of such withdrawal.

        (g) If and to the extent that Rule 6e-2 and Rule 6e-3(T) are amended, or Rule 6e-3 is adopted, to provide exemptive relief from any provision of the 1940 Act or the rules promulgated thereunder with respect to shared funding on terms and conditions materially different from those contained in Rule 6e-2 and Rule 6e-3(T), then (a) the Investment Companies and/or the Participating Insurance Companies, as appropriate, shall take such steps as may be necessary to comply with Rules 6e-2 and 6e-3(T) as amended, and Rule 6e-3, as adopted, to the extent such rules are applicable; and (b) Sections 4(b), 4(c), 8(a), 8(b), 8(c), 8(d) and 8(e) of this Agreement shall continue in effect only to the extent that terms and conditions substantially identical to such Sections are contained in such Rule(s) as so amended or adopted.

9.      Indemnification

        (a)    Indemnification by Company

               Company agrees to indemnify and hold harmless the Investment Companies, G.T. Global and each person who controls or is associated with the Investment Companies or G.T. Global within the meaning of such terms under the federal securities laws and any officer, trustee, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Accounts' registration statements, prospectus, statement of additional information and promotional, sales or

PAGE 18
                      advertising materials developed by Company (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that these provisions shall not apply if such statement or omission or such alleged statement or alleged omission was made in reliance upon and in conformity with information furnished to Company by G.T.
                      Global or the Investment Companies for use in the Accounts' registration statement, prospectus or statement of additional information or in promotional, sales or advertising materials developed by Company; or

               (ii) arise out of or as a result of statements or representations by or on behalf of Company (other than statements or representations contained in the Investment Companies registration statements or prospectus or sales literature not developed by Company or persons under its control) or wrongful conduct of Company or persons under its control with respect to the sale or distribution of the Contracts or shares of the Funds; or

               (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in the Investment Companies' registration statements or prospectus or in promotional, sales or advertising materials literature of the Investment Companies, or any amendment thereof or supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon and in conformity with information furnished in writing to G.T. Global or the Investment Companies by or on behalf of Company; or

               (iv) arise as a result of any failure by Company to provide the services and furnish the materials or to make any payments under the terms of this Agreement; or

               (v) arise out of any material breach by Company of this Agreement, including but not limited to any failure to transmit a request for redemption or purchase of shares of the Funds on a timely basis in accordance with the procedures set forth in Section 2.

PAGE 19
               (vi) Company shall not be liable under this indemnification provisions with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against G.T. Global or the Investment Companies to the extent such may arise from their willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of G.T. Global's or the Investment Companies' reckless disregard of obligations or duties under this Agreement.

               This indemnification will be in addition to any liability which Company may otherwise have.

        (b)    Indemnification by G.T. Global

               G.T. Global agrees to indemnify and hold harmless Company and each person who controls or is associated with Company within the meaning of such terms under the federal securities laws and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Investment Companies registration statements, prospectuses, statements of additional information or in any promotional, sales or advertising materials for the Investment Companies (or any amendment or supplement to any of the foregoing), or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall apply only if such statement or omission or alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing by G.T. Global to the Investment Companies for use in the Investment Companies registration statements, prospectuses, statements of additional information or such sales materials; or

PAGE 20
               (ii) arise out of or as a result of statements or representations contained in the registration statements, prospectuses, statements of additional information of the Accounts or the Investment Companies or in promotional, sales or advertising materials for the Contracts or the Investment Companies supplied by G.T. Global or the Investment Companies or persons under their control, or wrongful conduct of G.T. Global with respect to the sale or distribution of the Contracts or shares of the Funds; or

               (iii)arise  out  of  any  untrue   statement  or  alleged  untrue
                      statement of a material fact contained in the Accounts' or Investment Companies' registration statements, prospectuses, statements of additional information or in promotional, sales or advertising materials, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made, if such statement or omission was made in reliance upon information furnished in writing by G.T. Global; or

               (iv) arise out of any material breach by G.T. Global of this Agreement, including but not limited to any failure to supply timely and accurate net asset value information relating to the Funds as specified in Section 2, or failure to maintain a Fund's diversification as required in Section 7.

               (vii) G.T. Global shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against the Company or the Investment Companies to the extent such may arise from their willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the Company's or the Investment Companies' reckless disregard of obligations or duties under this Agreement.

               This indemnification will be in addition to any liability which G.T. Global may otherwise have.

        (c)    Indemnification by the Investment Companies

               The Investment Companies agree to indemnify and hold harmless Company and each person who controls or is associated with Company within the meaning of such terms under the federal securities laws and any officer, director, employee or agent of the foregoing, against any and all losses, claims, damages or

PAGE 21
               liabilities, joint or several (including any investigative, legal and other expenses reasonably incurred in connection with, and any amounts paid in settlement of, any action, suit or proceeding or any claim asserted), to which they or any of them may become subject under any statute or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities:

               (i) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Investment Companies registration statements, prospectus, statement of additional information or in promotional, sales or advertising materials, (or any amendment or supplement to any of the foregoing) or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances in which they were made; provided that this obligation to indemnify shall not apply if such statement or omission or such alleged statement or alleged omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of the Company for use in its registration statements, prospectuses or statements of additional information or in sales literature or otherwise for use in connection with the sale of the Contracts or shares of the Funds; or

               (ii) arise out of or as a result of statements or representations contained in the registration statements, prospectuses or statements of additional information of the Accounts or Investment Companies or in promotional, sales or advertising materials supplied by the Investment Companies or persons under their control, or wrongful conduct of the Investment Companies or the Investment Companies' investment adviser, with respect to the sale or distribution of the Contracts or shares of the Funds; or

               (iii) arise out of any untrue statement or alleged untrue statement of a material fact contained in the registration statements, prospectuses or statements of additional information of the Investment Companies or in promotional, sales or advertising materials, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in

PAGE 22
                      light of the circumstances in which they were made, if such statement or omission was made in reliance upon information furnished in writing by the Investment Companies; or

               (iv) arise as a result of any failure by the Investment Companies to provide the services and furnish the materials under the terms of this Agreement (including a failure, whether unintentional or in good faith or otherwise, to comply with the diversification requirements in accordance with the conditions specified in Section 7 of this Agreement); or

               (v) arise out of any material breach by the Investment Companies of this Agreement, including but not limited to any failure to supply timely and accurate net asset value information relating to the Funds as specified in Section 2, an error in security accounting which would cause a previously calculated net asset value to be incorrect; faulty transmittal of a net asset value; failure to furnish the Company with correct and timely information on the declaration of any dividend distribution payable; or failure to maintain a Fund's diversification as required in
                      Section 7.

               (vi) The Investment Company shall not be liable under this indemnification provision with respect to any losses, claims, damages, liabilities or litigation incurred or assessed against the Company or G.T. Global to the extent such may arise from their willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the Company's or G.T. Global's reckless disregard of obligations or duties under this Agreement.

               This indemnification will be in addition to any liability which the Investment Companies may otherwise have.

        (d)    Indemnification Procedures

               After receipt by a party entitled to indemnification ("indemnified party") under this Section 9 of notice of the commencement of any action, if a claim in respect thereof is to be made against any person obligated to provide indemnification under this Section 9 ("indemnifying party"), such indemnified party will notify the indemnifying party in writing of the commencement thereof as soon as practicable thereafter, provided that the omission to so notify the indemnifying party will not relieve it from any liability under this Section 9, except to the extent

PAGE 23
               that the omission results in a failure of actual notice to the indemnifying party and such indemnifying party is damaged solely as a result of the failure to give such notice. The indemnifying party, upon the request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (1) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (2) the named parties to any such proceeding (including any impleaded parties), include both the indemnifying party and the indemnified party and representation of both parties by the same counsel, would be inappropriate due to actual or potential differing interests between them. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. A successor by law of the parties to this Agreement shall be entitled to the benefits of the indemnification contained in this Section 9. The indemnification provisions contained in this Section 9 shall survive any termination of this Agreement.

10.     Applicable Law

        (a) This Agreement shall be construed and the provisions hereof interpreted under and in accordance with the laws of the state of California, without giving effect to the principles of conflicts of laws.

        (b) This Agreement shall be subject to the provisions of the 1933, 1934 and 1940 Acts, and the rules and regulations and rulings thereunder, including such exemptions from those statutes, rules and regulations as the SEC may grant, and the terms hereof shall be limited, interpreted and construed in accordance therewith.

11.     Term

        (a) Unless otherwise terminated pursuant to this Section 11 this Agreement shall remain in effect for a period of one year following its execution. This Agreement shall remain in effect thereafter unless (i) terminated at the option of any party, upon sixty days

PAGE 24
               written notice to the other parties, or (ii) terminated pursuant to any of subparagraphs (b) through (n) of this Section 11. Termination of the Agreement with respect to any one Fund shall not affect its continued effectiveness with respect to the other Funds.

        (b) The Investment Companies may terminate this Agreement upon institution of formal proceedings against Company by the NASD, the SEC, the insurance commission of any state or any other regulatory body regarding Company's duties under this Agreement or related to the sale of the Contracts, the operation of the Accounts, or the purchase of shares of the Funds, or an expected or anticipated ruling, judgment or outcome which would, in the Investment Companies' reasonable judgment, materially impair Company's ability to meet and perform Company's obligations and duties hereunder.

        (c) G.T. Global at its option may terminate this Agreement in the event (i) the A.M. Best & Co. rating of the Company is not "A" or better or (ii) the Duff & Phelps' claims paying ability rating of the Company is not "A" or better.

        (d) The Company may terminate this Agreement upon institution of formal proceedings against the Investment Companies or G.T. Global by the NASD, the SEC, or any state securities or insurance commission or any other regulatory body.

        (e) This Agreement will terminate with respect to any Fund upon receipt of any required regulatory approvals and any requisite vote of the Contract Owners having an interest in the affected Fund to substitute the shares of another investment company for the affected shares of the Fund in accordance with the terms of the Contracts.

        (f) The Investment Companies may terminate this Agreement in the event any of the Contracts are not registered, issued or sold in accordance with applicable federal and/or state law.

        (g) Either Company or the Investment Companies may terminate this Agreement upon a determination by a majority of the Boards, or a majority of disinterested board members, that an irreconcilable material conflict exists among the interests of the Contract Owners.

        (h) The Investment Companies may terminate this Agreement upon a determination by the Board in good faith that it is no longer advisable and in the best interests of shareholders for the Investment Companies to continue with this Agreement.




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PAGE 25
        (i) Company may terminate this Agreement with respect to any Fund if it ceases to qualify as a Regulated Investment Company under Subchapter M of the Code, or under any successor or similar provision, or if Company reasonably believes based on an opinion of counsel satisfactory to the relevant Investment Company that such Fund may fail to so qualify. Termination of this Agreement with respect to one Fund under this provision shall not affect the continued effectiveness of this Agreement to the remaining Funds.

        (j) Company may terminate this Agreement with respect to any Fund if it fails to meet the diversification requirements specified in
               Section 7 hereof. Termination of this Agreement with respect to one Fund under this provision shall not affect the continued effectiveness of this Agreement to the remaining Funds.

        (k) The Investment Companies may terminate this Agreement immediately if the Contracts cease to qualify as annuity contracts under the Code, or on ten days notice if the Investment Companies reasonably believe that the Contracts may fail to so qualify; provided that such event has not been caused by a Fund's failure to maintain diversification in accordance with the provisions of
               Section 7.

        (l) The Investment Companies may terminate this Agreement immediately upon written notice in the event either Company or G.T. Global files a petition for reorganization or liquidation under the U.S. Bankruptcy Code; becomes subject to the jurisdiction of the U.S. Bankruptcy Court; has a liquidator or trustee appointed to oversee its affairs; or is adjudged insolvent.

        (m) This Agreement will terminate automatically if it is assigned; provided that, to the extent permitted by relevant law and regulation, no termination shall occur if a party hereto assigns this Agreement to an affiliate.

        (n)    This Agreement may be terminated at the option of any party, upon
               another  party's   material  breach  of  any  provision  of  this
               Agreement.

        (o) Unless otherwise indicated above, no termination of this Agreement shall be effective unless and until the party terminating this Agreement gives sixty (60) days prior written notice to all other parties to this Agreement. Any notice of termination shall set forth the basis for such termination.

        (p) The parties each agree to act in good faith with respect to determining whether to exercise any right to terminate this Agreement prior to its three (3) year term specified in Section 11(a).




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PAGE 26
        (q) If this Agreement is terminated pursuant to this Section 11, at G.T. Global's option one of the following will occur with respect to all Contracts in effect on the effective date of termination ("Existing Contracts"), provided that the Investment Companies have consented or approved such action to the extent and in the fashion required by applicable law and regulation and all required regulatory approvals have been obtained:

               (i) The Investment Companies may continue to make additional shares of the Funds available for the Existing Contracts under the terms of this Agreement, for so long as G.T. Global and the Investment Companies may desire; provided that, if shares of the Funds are so made available for the Existing Contracts, G.T. Global and the Investment Companies may elect to make shares of the Funds available to insurance companies unaffiliated with Company.

               (ii) The Funds may be liquidated and the Investment Companies cease to exist; provided that Company will be provided with twelve months prior notice of such action to enable Company to identify substitute variable investment options for the Contracts.

               (iii) G.T. Global and Company may negotiate an agreement in good faith pursuant to which G.T. Global will solicit the transfer of the investments of holders of the Existing Contracts to the variable annuity contracts of an insurance company unaffiliated with Company, and G.T. Global will pay such consideration to Company as the parties then agree.

               Notwithstanding the foregoing provisions, if this Agreement is terminated pursuant to this Paragraph 11, solely with respect to Existing Contracts that were sold through the Company distribution system or the Company's affiliated broker-dealer, the Company at its option may arrange to substitute other appropriate investment options for the Funds.

        (r) If following termination of this Agreement shares of the Funds continue to be made available for Existing Contracts pursuant to Section 11(q) of this Agreement, the owners of the Existing Contracts shall be permitted to reallocate investments among the Funds, redeem investments in the Funds and invest in the Funds by making additional purchase payments under the Existing Contracts. Thereafter either the Investment Companies or Company may terminate the Agreement, as so continued pursuant to this Section 11(r), upon prior written

PAGE 27
               notice to the other party, such notice to be for a period that is reasonable under the circumstances but, if given by the Investment Companies, the Company will be provided with twelve months prior notice to enable the Company to identify substitute variable investment options for the Contracts.

        (s) Neither G.T. Global and its affiliates nor Company and its affiliates knowingly shall induce or cause, or attempt to induce or cause, directly or indirectly, any Contract owner to lapse, terminate, surrender or cancel his or her Contract, or exchange his or her Contract for another variable annuity contract, or to cease or discontinue making purchase payments thereunder, without the prior written consent of the other party.

12.     Applicability to New Accounts and New Contracts

        The parties to this Agreement may amend Schedule A to this Agreement from time to time to reflect changes in or relating to the Contracts and upon G.T. Global's prior written consent, the parties may amend Schedule A to this Agreement to add new classes of variable annuity contracts to be issued by Company through a separate account investing in the Investment Companies. The provisions of this Agreement shall be equally applicable to each such class of contracts, unless the context otherwise requires.

13.     Notices

        Any notice shall be sufficiently given when sent by registered or certified mail to the other party at the address of such party set forth below or at such other address as such party may from time to time specify in writing to the other party.

        If to Company:

               American Centurion Life Assurance Company
               C/O American Express Financial Advisors Inc.
               80 South Eighth Street
               Minneapolis, MN  55402
               Attn:  President

        If to the Investment Companies:

               G.T. Global Variable Investment Trust
               G.T. Global Variable Investment Series
               50 California Street, 27th Floor
               San Francisco, CA 94111
               Attn: Helge K. Lee, Esq.
                              Vice President and Secretary

PAGE 28
        With a simultaneous copy to:

               Kirkpatrick & Lockhart
               1800 M Street, N.W.
               South Lobby, 9th Floor
               Washington, DC 20036
               Attn:  Arthur J. Brown, Esq.

        If to G.T. Global:

               G.T. Global Financial Services, Inc.
               50 California Street, 27th floor
               San Francisco, CA 94111
               Attn: Helge K. Lee, Esq.
                      Senior Vice President and General Counsel

        With a simultaneous copy to:

               Kirkpatrick & Lockhart
               1800 M Street, N.W.
               South Lobby, 9th Floor
               Washington, DC 20036
               Attn:  Arthur J. Brown, Esq.

14.     Miscellaneous

        (a) This Agreement has been executed on behalf of the Investment Companies by the undersigned officer of the Investment Companies in his capacity as an officer of the Investment Companies duly authorized to execute this Agreement. The obligations of this Agreement shall only be binding upon the assets and property of the Investment Companies and shall not be binding upon any trustee, officer or shareholder of the Investment Companies individually.

        (b) The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

        (c) This Agreement may be executed simultaneously in two or more counterparts, each of which together shall constitute one and the same instrument.

        (d) If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of the Agreement shall not be affected thereby.

        (e) Each party hereto shall cooperate with each other party and all appropriate governmental authorities (including without limitation the SEC, the NASD and state insurance regulators) and shall permit such authorities

PAGE 29
               reasonable access to its books and records in connection with any investigation or inquiry relating to this Agreement or the transactions contemplated hereby.

        (f) Each party represents that the execution and delivery of this Agreement and the consummation of the transaction contemplated herein have been duly authorized by all necessary corporate or trust action, as applicable, by such party and when so executed and delivered this Agreement will be the valid and binding obligation of such party enforceable in accordance with its terms.



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PAGE 30
        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed in its name and behalf by its duly authorized officer on the date specified below.


Attest:                              AMERICAN CENTURION
By____________________                      LIFE ASSURANCE COMPANY


Date:                                       By:
      -----------------
                                            Name:  Ryan Larson
                                            Title: Vice President -
                                                     Product Development


                                     G.T. GLOBAL VARIABLE INVESTMENT TRUST


Date:                                       By:
                                              David A. Minella
                                              President


                                     G.T. GLOBAL VARIABLE INVESTMENT
                                     SERIES


Date:                                By:
                                              David A. Minella
                                              President


                                     G.T. GLOBAL FINANCIAL SERVICES, INC.


Date:                                By:
                                              David A. Minella
                                              President



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PAGE 31
                                            SCHEDULE A


American Enterprise Variable Annuity Account, established July 15, 1987 used to fund the ACL Personal Portfolio
                                            SM
                                              , a flexible premium
variable annuity contract.